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                                                                    EXHIBIT 23.1







                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 2000 relating to the financial statements and financial statement schedules of RCN Corporation, which appears in RCN Corporation's Annual Report on Form 10-K for the year ended August 31, 1999.


/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 15, 2000